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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2007

                                   MPLC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     34-51353                  06-1390025
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                         42 CORPORATION PARK, SUITE 250
                            IRVINE, CALIFORNIA 92606
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 777-3700



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of MPLC, Inc. ("MPLC" or the "Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally
identifiable   by  use  of  the  words  "may,"   "will,"   "should,"   "expect,"
"anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projection or other expectation included in any forward-looking statement will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, MPLC undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 28, 2007, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with various accredited investors as listed on the signature pages thereto (the "Investors"), pursuant to which we agreed to sell to the Investors in a private offering approximately 8,334 shares of our Series D 8% Convertible Preferred Stock, par value $0.10 per share (the "Series D Preferred Stock"), for an aggregate purchase price of approximately ten million eight hundred dollars ($10,000,800). After placement agent fees and expenses, we received net proceeds of approximately $9,250,000 in the offering.

         In addition, pursuant to a Registration Rights Agreement with the Investors, dated as of February 28, 2007 (the "Registration Rights Agreement"), we granted the Investors certain registration rights with respect to all of the shares of our common stock, par value $0.01 per share ("Common Stock") issuable upon conversion of the shares of Preferred Stock and upon conversion of the shares of any other series of our preferred stock (including our Series B and Series C convertible Preferred Stock) owned by the Investors. On or prior to April 14, 2007, we are required to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3, or on another appropriate form, covering the resale of all of the registerable securities.

         The description contained in this Item 1.01 of certain terms of the Purchase Agreement and the Registration Rights Agreement and the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the forms of Purchase Agreement and Registration Rights Agreement, a copy of which are attached hereto as Exhibits 10.1 and 10.2 respectively.

         On March 6, 2007, we filed a press release announcing the completion of financing, a copy of which is attached to this Current Report on Form 8-K as
Exhibit 99.1.


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         The information contained in Item 1.01 and Item 5.03 of this Current Report on Form 8-K with respect to the securities issued in the private offering is hereby incorporated by reference. The securities issued pursuant to the above transactions were issued pursuant to Section 4(2) of the Securities Act, and the rules and regulations promulgated thereunder, including Rule 506 of Regulation D.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

         On February 28, 2007 we filed with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock (the "Certificate of Designation") designating 8,334 shares of our authorized preferred stock as Series D Preferred Stock. The Certificate of Designation was approved by our Board of Directors.

         Each share of Series D Preferred Stock will be automatically converted into sixty thousand (60,000) shares of Common Stock without any further action by the holder of such share, whether or not the certificates representing such shares are surrendered, immediately upon the availability of a sufficient number of authorized shares of Common Stock to permit the conversion of the shares of Series D Preferred Stock into shares of Common Stock (the "Conversion Date").

         The holders of Series D Preferred Stock are entitled to vote or render written consents together with the holders of the Common Stock, and any other class or series of capital stock of the corporation entitled to vote together with the holders of the Common Stock as a single class on all matters submitted for a vote (or written consents in lieu of a vote) of holders of Common Stock, and are entitled to other voting rights as are specified in the Delaware General Corporation Law, our certificate of incorporation, as amended to date and currently in effect, and the Certificate of Designation.

         On all matters as to which shares of Common Stock or Series D Preferred Stock are entitled to vote or consent, each share of Series D Preferred Stock entitles its holder to the number of votes that the Common Stock into which it is convertible would have if such Series D Preferred Stock had been so converted into Common Stock as of the record date established, or if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. The holders of Series D Preferred Stock are entitled to receive notice of any stockholders' meeting in accordance with our certificate of incorporation and bylaws, each as amended to date and currently in effect.

         Holders of the shares of Series D Preferred Stock shall be entitled to receive, and the Corporation shall pay, dividends at the rate per share (as a percentage of the stated value per share, which is $1,200.00) of 8% per annum accruing daily from and after the 90th calendar day after the first issuance of shares of Series D Preferred Stock. Accrued dividends shall be accreted to the stated value and converted into Common Stock on the Conversion Date.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

         NUMBER   DESCRIPTION
         ------   -----------
         4.1      Certificate of Designation
         10.1     Form of Securities Purchase Agreement
         10.2     Form of Registration Rights Agreement
         99.1     Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MPLC, INC.
                                  (Registrant)

Dated: March 6, 2007
                                  /s/ Allan Legator
                                  -------------------------------------
                                  Allan Legator
                                  Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

NUMBER            DESCRIPTION
------            -----------
4.1               Certificate of Designation
10.1              Form of Securities Purchase Agreement
10.2              Form of Registration Rights Agreement
99.1              Press Release


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